UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

ITEM 1.	REPORTS TO SHAREHOLDERS.

[Kavilco Incorporated Letterhead]

February 24, 2017

Dear Shareholder,

Enclosed are the annual audited financial statements for the year ended December 31, 2016. Our accountants, Peterson Sullivan LLP have conducted the audit.

The financial statements are presented in a format that all investment companies must adhere to pursuant to Security and Exchange Commission requirements and Generally Accepted Accounting Principles. In an investment company, the primary objective of the financial statements is to show how the net asset value changed throughout the year (net asset value is defined as the value of securities owned, cash, receivables and other assets less liabilities). We realize the statements are esoteric to say the least. However, to make the financial information more meaningful, we have highlighted some information below to assist you in interpreting the terminology in these financial statements.

STATEMENT OF ASSETS AND LIABILITES

This statement reflects everything the corporation owns or is obliged to pay as of December 31, 2016. Assets and liabilities are stated in terms of current market value.

SCHEDULE OF INVESTMENTS

Kavilco's investment in securities portfolio is focused primarily on large cap dividend equity investments and fixed income investments. Bonds carry a stated interest rate and maturity date. Federal, state and municipal governments, along with corporations, can issue bonds. The fair value of most stocks rise and fall daily. A chart regarding Kavilco's investment in securities is included.

STATEMENT OF OPERATIONS

The Statement of Operations is an analysis of all income and expense that the corporation incurred during the year. The aggressive actions of the Federal Reserve have had a beneficial impact on our bond portfolio. We anticipate the exceptional volatility in the bond market will be with us for some time. However, valuation changes in the portfolio do not impact the dividends you receive.

STATEMENT OF CHANGES IN NET ASSETS

What happened to our assets during the year? This statement shows all increases and decreases in our assets. Except for the dividends to shareholder accounts, this is identical to the Statement of Operations.

FINANCIAL HIGHLIGHTS

This schedule is a comparative analysis that combines all previously discussed statements in terms of one share of stock.

NOTES AND TAX INFORMATION TO THE FINANCIAL STATEMENTS

The notes are an integral part of the financial statements and provide information that will give the shareholder a complete summary of the operation.

Sincerely,

KAVILCO INCORPORATED

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

LLJ:cmd

encl.

KAVILCO INCORPORATED FINANCIAL STATEMENTS Year Ended December 31, 2016
[Peterson Sullivan LLP Letterhead] INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
Kavilco Incorporated
Kasaan, Alaska

We have audited the accompanying financial statements of Kavilco Invorporated, which comprise of the statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, and statement of changes in net assets for the years ended December 31, 2016 and 2015, and the financial highlights for the years ended December 31, 2016, 2015, 2014, 2013, and 2012 and the related notes to the financial statements.

Management's Responsibilities for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kavilco Incorporated as of December 31, 2016, and the results of its operations for the year then ended, the changes in net assets for the years ended December 31, 2016 and 2015, and the financial highlights for the years ended December 31, 2016, 2015, 2014, 2013, and 2012 in accordance with accounting principles generally accepted in the United States.

/S/Peterson Sullivan LLP

February 17, 2017

KAVILCO INCORPORATED

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

ASSETS
Investments in securities, at fair value (cost $33,613,439)	$34,949,138
Real estate, at fair value (cost $1,054,089)	5,776,759
Cash and cash equivalents	113,912
Interest receivable	190,181
Dividends receivable	21,375
Premises and equipment, net	14,535
Prepaid expenses and other assets	20,682

Total assets	41,086,582
LIABILITIES
Accounts payable and accrued expenses	$44,527
Dividends payable	142,127

Total liabilities	186,654

NET ASSETS	$40,899,928

Net assets consist of:

Distributable earnings	$10,644,742
Contributed capital	30,255,186

Total net assets	$40,899,928

Net asset value per share of Class A and Class B common stock ($40,899,928 divided by 12,000 shares outstanding)	$3,408

KAVILCO INCORPORATED

SCHEDULE OF INVESTMENTS

December 31, 2016

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES
U.S. Corporate Bonds 29.0%

American Depository Receipts - 0.8%
Deutsche Telekom, 6.000%, due July 8, 2019	250,000	273,448

Communications - 5.9%
Viacom, Inc., 4.625%, due May 15, 2018	2,000,000	2,073,500

Consumer Staples - 3.3%
Kraft Foods, Inc., 6.500%, due August 11, 2017	250,000	257,685
McDonald’s Corp., 5.300%, due March 15, 2017	500,000	504,205
Yum! Brands, Inc., 5.300%, due September 15, 2019	355,000	375,413
Total Consumer Staples:		1,137,303

Energy - 8.9%
Hess Corp., 8.125%, due February 15, 2019	199,000	221,730
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	479,835
Transocean, Inc., 7.375%, due April 15, 2018	1,350,000	1,370,250
XTO Energy, Inc., 6.250%, August 1, 2017	1,000,000	1,029,550
Total Energy:		3,101,365

Financials 0.6%
General Electric Capital Corp., 5.625%, due September 15, 2017	215,000	221,611

Industrials - 1.7%
International Paper, 9.375%, due May 15, 2019	500,000	580,655

Information Technology 1.1%
Adobe Systems, Inc., 4.750%, due February 1, 2020	100,000	107,444
Oracle Corp., 5.000%, due July 08, 2019	250,000	269,605
Total Information Technology:		377,049

Master Limited Partnership 3.9%
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,346,641

Transportation 1.6%
FedEx Corp., 8.000%, due January 15, 2019	500,000	559,650

Utilities 1.3%
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	275,093
Southern Electric Power, 5.550%, due January 15, 2017	174,000	174,204
Total Utilities:		449,297

Total - US Corporate Bonds (Cost $9,802,193)		$10,120,519

U.S. Common Stock 56.3%

American Depository Receipts 0.7%

Atlantic Power Corp.	2,700	6,750
Penn West Petroleum, Ltd.	3,400	6,018
Royal Dutch Shell	2,800	162,316
Sanofi-Aventis	600	24,264
Seadrill, Ltd.	1,200	4,092
Silver Wheaton Corp.	700	13,524
Unilever	800	32,560
Total American Depository Receipts:		249,524

Consumer Staples 2.2%
Coca Cola Company	6,700	277,782
Kraft Heinz Company, The	4,900	427,868
Mondelez International, Inc.	1,500	66,495
Total Consumer Staples:		772,145

Energy 2.5%
Chevron Corp.	1,800	211,860
Diamond Offshore Drilling, Inc.	1,515	26,816
Hollyfrontier Corp	3,400	111,384
Kinder Morgan, Inc.	14,119	292,405
Linn Energy	5,890	325
Spectra Energy Corp.	5,300	217,777
Total Energy:		860,567

Financials 12.5%
Care Capital Properties, Inc.	900	22,500
Digital Realty Trust, Inc.	1,500	147,390
EPR Properties	1,900	136,363
HCP, Inc.	4,600	136,712
Healthcare Realty Trust, Inc.	2,300	69,736
Highwoods Properties, Inc.	1,300	66,313
Hospitality Properties Trust	13,400	425,316
Liberty Properties Trust	8,740	345,230
LTC Properties, Inc.	4,830	226,914
Mack Cali Rlty Corp.	5,600	162,512
National Retail Properties, Inc.	1,470	64,974
Omega Healthcare Investors, Inc.	5,831	182,277
Quality Care Properties, Inc.	920	14,260
Realty Income Corp.	7,130	409,833
Redwood Trust, Inc.	2,600	39,546
RMR Group, Inc., The	274	10,823
Sabra Healthcare REIT, Inc.	1,960	47,863
Senior Housing Properties Trust	10,400	196,872
Stag Industrial, Inc.	7,130	170,193
Sun Communities, Inc.	3,180	243,620
Ventas, Inc.	5,600	350,112
Washington REIT	6,600	215,754
Wells Fargo & Co.	3,840	211,622
Welltower, Inc	7,310	489,258
Total Financials:		4,385,993

Healthcare 0.8%
Bristol-Myers Squibb	1,500	87,660
Pfizer, Inc.	6,240	194,880
Total Healthcare:		282,540

Industrials 0.7%
General Electric Co.	6,730	212,668
Pitney Bowes, Inc.	3,000	45,570
Total Industrials:		258,238

Information Technology 2.3%
Cisco Systems, Inc.	12,810	387,118
Paychex, Inc.	6,600	401,808
Total Information Technology:		788,926

Master Limited Partnerships 9.2%
Amerigas Partners LP	7,230	346,462
Boardwalk Pipeline Partners LP	10,218	177,385
Buckeye Partners LP	6,472	428,188
CVR Partners LP	4,760	28,608
Enbridge Energy Partners LP	3,700	94,276
Energy Transfer Partners LP	8,312	297,653
Enterprise Products Partners LP	11,200	302,848
KKR and Co. LP	2,370	36,474
Magellan Midstream Partners LP	6,200	468,906
MPLX LP	2,180	75,472
Nustar Energy LP	4,100	204,180
Plains All American Pipeline LP	3,914	126,383
Spectra Energy Partners LP	4,466	204,721
Suburban Propane Partners LP	3,200	96,192
TC Pipelines LP	2,300	135,332
Terra Nitrogen Company LP	225	23,110
Williams Partners LP	4,541	172,694
Total Master Limited Partnerships:		3,218,884

Mutual Funds 1.1%
Blackrock Global Floating Rate Income Fund	3,179	44,760
iShares Investment Grade Corp. Bonds	640	74,995
iShares US Preferred ETF	2,516	93,620
John Hancock Preferred Income Fund	3,284	66,829
SPDR Barclays High Yield Bond ETF	2,600	94,770
Total Mutual Funds:		374,974

Telecommunication Services 9.1%
AT & T, Inc.	29,570	1,257,612
Centurylink, Inc.	6,900	164,082
Consolidated Communications	9,600	257,760
Frontier Communications Corp.	192	649
Verizon Communications	28,300	1,510,654
Total Telecommunication Services:		3,190,757

Utilities 15.1%
Aliant Energy Corp.	7,400	280,386
American Electric Power, Inc.	6,740	424,351
Atmos Energy Corp.	1,500	111,225
Avista Corp.	2,000	79,980
Centerpoint Energy, Inc.	13,000	320,320
Consolidated Edison, Inc.	4,300	316,824
Dominion Res, Inc.	8,300	635,697
Duke Energy Corp.	7,795	605,048
Entergy Corp.	2,870	210,859
Eversource Energy	4,981	275,101
Exelon Corp.	1,400	49,686
Firstenergy Corp.	1,255	38,867
NextEra Energy	1,000	119,460
PPL Corp.	4,945	168,377
Public Service Enterprise Group, Inc.	5,500	241,340
Scana Corp.	700	51,296
Southern Company	12,530	616,351
WEC Energy Group, Inc.	5,900	346,035
Xcel Energy, Inc.	9,540	388,278
Total Utilities:		5,279,481

Total US Common Stock (Cost $18,644,656)		19,662,029

Cash Equivalents 14.8%
Total Cash Equivalents (Cost $5,166,590)		$5,166,590
TOTAL INVESTMENT IN SECURITIES (Cost $33,613,439)		$34,949,138

The following graph summarizes the Company's investments at December 31, 2016:

See Notes to Financial Statements.

KAVILCO INCORPORATED

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Investment Income
Interest	$688,624
Dividends	944,192

Total investment income	1,632,816

Expenses
Salaries and benefits	330,014
Directors' compensation and expenses	239,699
General and administrative	68,948
Insurance	64,967
Office and equipment leases	63,142
Professional fees	35,319
Custodian	11,589

Total expenses	813,678

Net investment income	819,138

Realized and Unrealized Gain on Investments and Real Estate
Net realized gain on investments	228,216
Net change in unrealized depreciation on investments	2,221,549
Net change in unrealized depreciation on real estate	1,569,126

Total realized gain and unrealized appreciation on investments and real estate	4,018,891

Net Operating Income	4,838,029
Other Income and Expense, net	168,202

Net Increase in Net Assets Resulting From Operations	$5,006,231)

See Notes to Financial Statements.

KAVILCO INCORPORATED
STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2016 and 2015

Increase (Decrease) in Net Assets from Operations	2016	2015

Net investment income	$819,138	$868,722
Net realized gain on investments	228,216	79,732
Net change in unrealized appreciation (depreciation) on investments	2,221,549	(3,289,089)
Net change in unrealized appreciation on real estate	1,569,126	0
Other income and expense, net	168,202	201,079

Net increase (decrease) in net assets resulting from operations	5,006,231	(2,139,556)

Dividends and Distributions to Shareholders	(1,260,001)	(1,284,001)

Total increase (decrease) in net assets	3,746,230	(3,423,557)
Net Assets
Beginning of year	37,153,698	40,577,255

End of year (includes undistributed ordinary income of $4,586,373 and $187,720 respectively)	$40,899,928	$37,153,698

See Notes to Financial Statements

KAVILCO INCORPORATED
FINANCIAL HIGHLIGHTS

Years Ended December 31, 2016 - 2012

Per share operating performance (for a share of Class A and Class B capital stock outstanding):

	2016	2015	2014	2013	2012

Net asset value, beginning of year	$3,096	$3,381	$3,321	$3,376	$3,377

Income from investment and real estate operations
Net investment income	68	72	83	80	70
Net realized and unrealized appreciation (depreciation) on investment and real estate transactions	335	(267)	64	(36)	6
Net other income	14	17	16	15	15

Total from investment and real estate operations	417	(178)	163	59	91

Less dividends and distributions	(105)	(107)	(103)	(114)	(92)

Net asset value, end of year	$3,408	$3,096	$3,381	$3,321	$3,376

Total return	13.47%	(5.77)%	4.82%	1.78%	2.70%
Supplemental Data
Net assets, end of year (in thousands)	$40,900	$37,154	$40,577	$39,870	$40,531
Ratio to average net assets
Expenses	2.08%	2.29%	2.03%	2.02%	2.06%
Net investment income	2.10%	2.24%	2.46%	2.39%	2.08%
Portfolio turnover rate	15.39%	8.85%	11.00%	16.07%	13.71%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (LIFO) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions, or related interest or penalties as of December 31, 2016.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Subsequent Events

The Company has evaluated subsequent events through the date of these financial statements were available to be issued, which was February 17, 2017.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels which prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of December 31, 2016:

	Level 1		Level 2		Level 3	Balance

Investments in Securities
U.S. Corporate Bonds		$-		$10,120,519	$-	$10,120,519
U.S. Common stock		19,662,029		-	-	19,662,029
Money Market Fund		5,166,590		-	-	5,166,590

		$24,828,619		$10,120,519	$-	$34,949,138

Real Estate	$		$		$5,776,759	$5,776,759

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of December 31, 2016, no significant transfers between Level 1 or 2 occurred.

At December 31, 2016, there were no realized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of level 3 at the end of the reporting period. Refer to Note 4 (Real Estate) for a description of unrealized gain of $1,569,126 in the value of real estate during 2016.

Note 4. Real Estate

At December 31, 2016, the Company owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of December 31, 2016, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $5,776,759 in 2016, the value of which has been determined by an independent appraisal. The value at December 31, 2016, represents an increase of $1,569,126 from the value at December 31, 2015, of $4,207,633. The Board of Directors approved this fair value estimate of the real estate.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counter-party to perform according to the terms of a contract. The Company's exposure to credit risk associated with counter-party nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counter-party exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (common stock, and publicly traded partnerships) aggregated $4,909,241 for the year ended December 31, 2016, and sales and maturities of investment securities (consisting of corporate bonds and common stock) aggregated $7,291,400 for the year ended December 31, 2016.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $2,852,745 and $1,517,046, respectively, for the year ended December 31, 2016.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at December 31, 2016:

Building	$170,601
Furniture, fixtures, and equipment	70,334

240,935
Less accumulated depreciation	(226,400)

$14,535

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $4,227 for the year ended December 31, 2016.

Note 8. Lease Obligation

The Company was leasing office space under a noncancelable operating lease agreement, which was terminated on September 30, 2016. On October 1, 2016, the Company relocated its corporate office and entered into a new noncancelable operating lease agreement, with terminates on September 30, 2021. Pursuant to the lease agreement, the Company paid a lease deposit of $3,528, which will be credited to the last month's rent. Future minimum lease commitments under this non cancelable operating lease are as follows:

2017	$37,990
2018	$39,150
2019	$40,310
2020	$41,470
2021	$31,755

$190,675

Rent expense for the year ended December 31, 2016 was $35,805.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:
Common stock:
- Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,482.83 shares
- Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 517.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 11, 2016, a distribution of $21.00 per share was declared. The dividend was paid on March 23, 2016 to shareholders of record on March 14, 2016. On November 4, 2016, a distribution of $84.00 per share was declared. This dividend was paid on November 18, 2016 to shareholders of record on November 7, 2016.

The tax character of distributions paid during 2016 and 2015 was as follows:

	2016	2015

Distributions paid from:
Ordinary income	$764,133	$1,233,297
Long-term capital gain	495,868	50,704

	$1,260,001	$1,284,001

As of December 31, 2016, and 2015, the components of distributable earnings on a tax basis were as follows:

	2016	2015

Undistributed ordinary income	$4,586,373	$187,720

Net unrealized appreciation (depreciation) on:
Investments	1,335,699	(885,850)
Real estate	4,722,670	3,153,544

	$10,644,742	$2,455,414

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the year ended December 31, 2016 totaled $42,848.

Note 13. Other Income and Expense

The Company earned income of $154,560 and $185,880 for the years ended December 31, 2016 and December 31, 2015, respectively, as a result of ANCSA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders.

Other income also includes $13,642 and $15,199 of lease and miscellaneous income for the years ended December 31, 2016 and 2015, respectively.

[Peterson Sullivan LLP Leterhead]

February 17, 2017

To the Shareholders and Board of Directors
Kavilco Incorporated
Kasaan, Alaska

In planning and performing our audit of the financial statements of Kavilco Incorporated (the Company") as of and for the year ended December 31, 2016, in accordance with auditing standards generally accepted in the United States, we considered the Company's internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Company is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company's annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Company's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by auditing standards generally accepted in the United States of America. However, we noted no deficiencies in Kavilco Incorporated's internal control over such financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2016.

This report is intended solely for the information and use of management and the Board of Directors of Kavilco Incorporated and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/S/ PETERSON SULLIVAN LLP

Peterson Sullivan LLP

ITEM 2. CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2016 and 2015, Peterson Sullivan performed the following professional services.

	2016	2015
Audit fees	$16,937	$20,194
Audit related fees	0	0
Tax fees	$7,760	$5,051

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR/A.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
          RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.
          RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
          RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

(Corporate Seal)

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the fourth fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis L. Jones, Sr.
Louis L. Jones, Sr.
President

Date: March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: March 3, 2017